UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2009

Commission File Number: 0-24260

Amedisys, Inc.

(Exact Name of Registrant as specified in its Charter)

Delaware	11-3131700
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

5959 S. Sherwood Forest Blvd., Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

Press Release

On January 21, 2009, Amedisys, Inc. issued a press release entitled “Amedisys Sets Fourth Quarter 2008 Investor Conference Call,” a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of this Current Report on Form 8-K, the information presented herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as previously set forth by specific reference in such a filing.

Use of our Website to Distribute Material Company Information

Our company website address is www.amedisys.com. We use our website as a channel of distribution for important company information. Important information, including press releases, analyst presentations and financial information regarding the Company is routinely posted on and accessible on the “Investor Relations” subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. We will also use our website to expedite public access to time-critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the Securities and Exchange Commission (“SEC”) disclosing the same information. In addition, we make available on the Investor Relations subpage of our website (under the link “SEC filings”) free of charge our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, ownership reports on Forms 3, 4 and 5 and any amendments to those reports as soon as practicable after we electronically file such reports with the SEC. Further, copies of our Certificate of Incorporation and Bylaws, our Code of Ethical Business Conduct and the charters for the Audit, Compensation and Nominating and Governance Committees of our Board are also available on the Investor Relations subpage of our website (under the link “Corporate Governance”).

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable

(b)	Pro Forma Financial Information.

Not applicable

(c)	Shell Company Transactions.

Not applicable

(d)	Exhibits.

99.1	Press release dated January 21, 2009 entitled “Amedisys Sets Fourth Quarter 2008 Investor Conference Call” (furnished only)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amedisys, Inc.

Date: January 21, 2009	By:	/s/ Dale E. Redman
Dale E. Redman
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

EX-99.1	Press Release dated January 21, 2009 entitled “Amedisys Sets Fourth Quarter 2008 Investor Conference Call”

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